UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Commission File Number 1-5109

TODD SHIPYARDS CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE                       91-1506719
(State or other jurisdiction of    (IRS Employer I.D. No.)
  incorporation or  organization)


1801- 16th AVENUE SW, SEATTLE, WASHINGTON   98134-1089
(Street address of principal executive offices - Zip Code)

Registrant's telephone number: (206) 623-1635


Item 5.  Other Events

On September 22, 1999, the Company announced that it had been awarded a $29 million contract for the overhaul of the Washington State ferry MV Yakima.

Item 7.  Financial Statements and Exhibits

(c) Exhibits

  28-1 Press Release dated September 22, 1999.



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 24, 1999.


/s/ Michael G. Marsh
By:  Michael G. Marsh
On Behalf of the Registrant as
Secretary and General Counsel